SEMI-ANNUAL REPORT

Value Trend Funds

December 31, 1999

Value Trend Funds

Semi-Annual Report December 31, 1999

Dear Shareholders:

We are pleased and excited to present the Semi-Annual Report for the Value Trend Family of Funds and want to welcome our new Shareholders. 1999 was a rewarding year with the Value Trend Funds returning exceptional gains for shareholders. The Value Trend Large Cap Fund gained 52.80% and the Value Trend Links Fund gained 47.20% placing the Funds in the top 1% and top 3% of their respective Morningstar categories. The Value Trend Funds invest in companies for the long-term. Your investment in the Value Trend Funds should therefore also be for the long-term, and we recommend you consider investing for a minimum of 3 to 5 years.

 LONG-TERM OUTLOOK CONTINUES TO BE POSITIVE

Going forward, we anticipate the economy will continue to grow at a steady rate with low inflation as it has over the last several years.  This environment continues to be great for the equities markets. Our goal for the first half of 2000 will be to continue to focus our investments in only those companies which have dominant franchises and strong growth prospects.

As a general principal we at Value Trend Funds believe that the baby boomer generation will continue to drive our domestic economy over the next several years.  The explosive growth in technology, which is expanding at an exceptional rate should continue to propel equity markets to new highs with little or no inflation.

We believe that the leisure industry will continue to do well due to the acceleration of baby boomers retiring and spending more time and resources in this area.  You can be assured that we will be working hard on your behalf to continue the trend that we began in 1999.   Most importantly we want to thank you the shareholder for your confidence and trust in the Value Trend Funds.

 OUR PARTNERSHIP

The partnership between Value Trend Funds and our Shareholder’s is very important to us.  We want to let each and every Shareholder know that we are available to answer questions about the Value Trend Funds by calling 1-800-590-0898 and pressing option 3.  Below is additional information on our phone system.

When you call the (800) 590-0898 phone number you will be greeted by an automated phone system that gives you four choices.

Option #1 Request a Prospectus and Applications ONLY.  An answering service.

Option #2  Current NAV of the Funds (current share price).

Option #3  If you have a specific question about the Funds.  Value Trend Capital Management.

Option #4  If you have a question about your account, want to establish automatic investing, or want to redeem shares.  The transfer agent, Mutual Shareholder Services. Thank you for investing in the Value Trend Funds.  Please feel free to call any time if you have questions about your account or if you have specific questions about the Value Trend Funds.

/s/ Ross C. Provence

Ross C. Provence
President, Value Trend Funds
February 20, 1999

The Value Trend Large Cap

Report from Ross C. Provence, Portfolio Manager

To the valued Shareholders of the Value Trend Large Cap Fund:  As set forth in the prospectus, Value Trend Funds adopted a June 30th fiscal year end.  Since we commenced our operations on January 1, 1999, our first fiscal year end was June 30, 1999, at which time we sent out a shareholders report.  We have now completed the first six months of the second fiscal year, which in reality is the first full calendar year of operations.  The chart below is from inception to the end of December 1999 and shows a total return of 52.80% for the large cap fund.  It was ranked number 8 out of 908 funds in its category by Morningstar for the twelve month period ending December 31, 1999.

As the portfolio manager, I continue to apply value investing principals to growth stock which meet our selection criteria for the fund.  The first step is fundamental analysis of the financial statements, where particular attention is placed on net profits, the current ratio, the debt to equity ratio and earnings and profit growth rates.  The second step is to identify an appropriate acquisition price to add a selected equity to the portfolio.  The special emphasis in the technology, finance, health care and communications sectors is still in tack, even though both finance and health care have been under pressure over the past several month.  A number of companies in the semiconductor sector have been added to the portfolio over the past few months.  These include leaders in the new communication wireless field, which we believe will be strong for several years into the future.

We all survived the Y2K transition without any significant impact.  This year we expect the markets to continue to move upwards, however, there will be the normal one or two 10% corrections to contend with during the year.  After selection of particular company for a portfolio, patience is the next most important factor to keep in mind.  As long as the trend is positive, keep the faith and let the market work for you.

/s/ Ross C. Provence

Ross C. Provence
Portfolio Manager
February 15, 2000

The Value Of a $10,000 Investment In The Value Trend Large Cap Fund From January 1, 1999 To December 31, 1999 As Compared To The Standard & Poor’s 500 Index.

12/31/99 NAV $15.28

Total Return* Through 12/31/99 From Fund Inception 1/1/99

Value Trend Large Cap Fund Standard & Poor’s 500 Index** Wilshire Top 750**	52.80% 21.04% 22.05%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

**Each of the indexes or averages is an unmanaged group of stocks whose composition is different from the Fund. The S&P 500 is a broad market-weighted average dominated by blue-chip stocks. The Wilshire Top 750 consists of 750 domestic stocks chosen from market size, liquidity, and industry group representation.

The Value Trend Links Fund

Report from Jeffrey R. Provence, Portfolio Manager

“Money never starts an idea; it is the idea that starts the money.” W.J. Cameron

1999 turned out to be an incredible year for shareholders of the Value Trend Links Fund.  With a focus on our best investment ideas, the Links Fund scored an impressive 47.20% return in 1999, outpacing the Standard and Poor’s 500 index by more than 26% (past performance in no guarantee of future results).  During the full year the Value Trend Links Fund was ranked in the top 3% of funds within its Morningstar category.

The positive returns in 1999 flowed from our strategy of conducting fundamental research  on what we considered to be the best investment ideas in the golfing and sponsorship related areas.   After conducting our research we focused our efforts on a fairly concentrated portfolio of 25 to 35 stocks during the 1999 year.  We will continue to manage the Links Fund with a focus on what we feel are the strongest franchises in the golf related arena.

The current economic conditions should be positive for investors in the general equity markets in 2000, but more importantly, the current economic conditions  bode well for investment in equities that are influenced by disposable income. Our economy is strong and spending in leisure areas such as golf should continue to accelerate.

The 1999 year brought in an abundance of wealth, but the most significant event in 1999 was the birth on my baby girl Jenessa Rae Provence. I look forward to a long and prosperous relationship and am confident in the long-term outlook for the Links Fund.  Have  fun and enjoy the Links.

/s/ Jeffrey R. Provence

Jeffrey R. Provence
Value Trend Links Fund

February 20, 1999

The Value Of a $10,000 Investment In The Value Trend Links Fund From January 1, 1999 To December 31, 1999 As Compared To The Standard & Poor’s 500 Index.

12/31/99 NAV $14.72

Total Return* Through 12/31/99 From Fund Inception 1/1/99

Value Trend Links Fund Standard & Poor’s 500 Index** Wilshire Top 750**	47.20% 21.04% 22.05%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

**Each of the indexes or averages is an unmanaged group of stocks whose composition is different from the Fund. The S&P 500 is a broad market-weighted average dominated by blue-chip stocks. The Wilshire Top 750 consists of 750 domestic stocks chosen from market size, liquidity, and industry group representation.

Value Trend Links Fund

		Schedule of Investments
		December 31, 1999 (unaudited)
Shares/Principal Amount		Market Value	% of Assets

Commercial Banks, Nec
315	Citigroup	$17,502	1.98%

Communications Equipment, Nec
660	Ericsson	43,354
200	Motorola Inc.	29,450
470	Network Appliance	39,039
320	Nokia	60,800
		172,643	19.50%
Computer Integrated Systems Design
620	Sun Microsystems	48,011	5.42%

Computer Peripheral Equipment, Nec
1,025	Cisco Systems Inc.	109,803
895	EMC Corporation	104,880
		214,683	24.25%
Electronic Computers
400	Gateway Inc	28,825	3.26%

Hardware, Nec
100	Fortune Brands	3,306	0.37%

Information Retrieval Services
500	America Online	37,719	4.26%

Lumber And Other Building Materials Dealers
525	Home Depot Inc.	35,995	4.07%

Men's And Boys' Clothing And Accessory Stores
1,200	Ashworth	4,950	0.56%

Men's And Boys' Shirts, Except Work Shirts
650	Cutter & Buck	9,831
240	Tommy Hilfiger	5,595
		15,426	1.74%
National Commercial Banks
150	Bankamerica Corp	7,528	0.85%

Personal Credit Institutions
110	American Express Co.	18,287	2.07%

Prepackaged Software
270	Microsoft Corp.	31,523
887	THQ Inc.	20,567
		52,090	5.88%
Rubber And Plastics Footwear
170	Nike Inc. Cl B	8,426	0.95%

Security Brokers, Dealers, And Flotation Companies
425	Knight/Trimark	19,550
835	Schwab (Charles) Corp.	32,043
650	TD Waterhouse	10,684
		62,277	7.04%
Semiconductors And Related Devices
250	Intel Corp.	20,578
340	Texas Instruments Inc.	32,938
360	Transwitch	26,123
		79,639	9.00%
Sporting And Athletic Goods, Nec
1,850	Callaway Golf	32,723	3.70%

Telephone Communications, Exce.
275	Sprint PCS	28,188	3.18%

	Total Common Stocks	868,218	98.08%

Cash Equivalents
10,893	Fifth Third Bank Repo 01-03-00	10,893	1.23%

	Total Investments (cost $617,750)	879,111	99.31%

	Other Assets Less Liabilities	6,076	0.69%

	Net Assets - Equivalent to $14.72 per share based on 60,137 shares of capital stock outstanding (Note 4)	$ 885,187	100.00%

Value Trend Large Cap Fund

		Schedule of Investments
		December 31, 1999 (unaudited)
Shares/Principal Amount		Market Value	% of Assets

Biological Products, Except Diagnostic Substances
500	Amgen Inc.*	$30,031	4.37%

Commercial Banks, Nec
225	Citigroup	12,502	1.82%

Computer Integrated Systems Design
200	Sun Microsystems*	15,488	2.25%

Computer Peripheral Equipment, Nec
500	Cisco Systems Inc.*	53,563
310	EMC Corporation*	33,867
		87,430	12.72%
Construction Machinery And Equipment
140	Caterpillar Inc.	6,589	0.96%

Department Stores
140	Dayton-Hudson Corp.	10,281
255	TJX Companies Inc.	5,212
		15,493	2.25%
Eating And Drinking Places
120	Mcdonalds Corp	4,837	0.70%

Electric Housewares And Fans
75	General Electric Co.	11,606	1.69%

Electronic Computers
400	Gateway Inc.*	28,825
100	Intl Business Machines Inc.	10,800
		39,625	5.76%
Information Retrieval Services
650	America Online *	49,034	7.13%

Instruments For Measuring And Testing Of Electricity
200	JDSuniphase*	32,263	4.69%

Lumber And Other Building Materials Dealers
315	Home Depot Inc.	21,597	3.14%

Medical, Dental, And Hospital Equipment And Supplies
50	Johnson & Johnson	4,656	0.68%

National Commercial Banks			0.00%
75	Morgan (J.P) & Co. Inc.	9,497	1.38%

Office Machines, Nec
100	Minnesota Mining & Manuf. Co.	9,788	1.42%

Pharmaceutical Preparations
100	Merck & Co. Inc.	6,706	0.98%

Prepackaged Software
300	Microsoft Corp.*	35,025
150	Oracle Corp.*	$16,809
		51,834	7.54%
Radio And Television Broadcasting And Comm. Equip.
200	Qualcomm Inc	35,225	5.12%

Security Brokers, Dealers, And Flotation Companies
200	Knight/Trimark*	9,200
130	Lehman Brothers Holdings Inc.	11,009
300	Schwab (Charles) Corp.	11,513
500	TD Waterhouse*	8,219
		39,941	5.81%
Semiconductors And Related Devices
100	Broadcom*	27,238
150	Intel Corp.	12,347
200	PMC Sierra*	32,063
300	RF Micro Device*	20,531
100	SDL Inc.*	21,800
400	Vitesse*	20,975
400	Xilinx Inc.*	18,187
		153,141	22.28%
Telephone Communications, Except Radiotelephone
55	Bell Atlantic Corp.	3,386
200	Qwest Community Int.*	8,600
85	Southwestern Bell Corp.	4,144
		16,130	2.35%
Telephone And Telegraph Apparatus
198	Lucent Tech	14,812	2.15%

	Total Common Stocks	668,225	97.22%

Cash Equivalants
19,550	Fifth Third Bank Repo 01-03-00	19,550	2.84%

	Total Investments (cost $495,965)	687,775	100.06%

	Other Assets Less Liabilities	(428)	-0.06%

	Net Assets - Equivalent to $15.28 per share based on 44,996 shares of capital stock outstanding (Note 4)	$ 687,347	100.00%

The accompanying notes are an integral part of the financial statements.

The Value Trend Funds

Statement of Assets & Liabilities
Value Trend Links & Large Cap Funds	December 31, 1999 (unaudited)

	Value Trend Links Fund	Value Trend Large Cap Fund
Assets:
Investment Securities at Market Value	$ 879,111	$ 687,775
(Identified Costs - $617,750 and $495,965)
Cash	1,691	52
Receivables:
Investment Securities Sold	19,688	-
Dividends and interest receivable	107	183
Total Assets	900,597	688,010

Liabilities:
Investment Securities Purchased	14,462	-
Accrued Expenses	948	663
Total Liabilities	15,410	663
Net Assets	885,187	687,347

Net Assets Consist Of:
Paid In Capital	647,514	488,496
Undistributed Net Investment Income	(2,838)	(1,060)
Accumulated Realized Gain (Loss) on Investments - Net	(20,849)	8,101
Unrealized Appreciation in Value of Investments Based on Identified Cost - Net	261,361	191,810
Net Assets	$ 885,187	$ 687,347

Shares of capital stock	60,137	44,996

Net asset value per share	$ 14.72	$ 15.28
Ordering price per share	$ 14.72	$ 15.28

The accompanying notes are an integral part of the financial statements.

The Value Trend Funds

Statement of Operations
Value Trend Links & Large Cap Funds		For the period ended December 31, 1999
		(unaudited)

	Value Trend Links Fund	Value Trend Large Cap Fund
Investment Income:
Dividend income	$ 735	$ 1,026
Interest income	582	823
Total Income	1,317	1,849

Expenses:
Investment advisory fees (Note 2)	3,787	2,650
Total Expenses	3,787	2,650

Net Investment Income (Loss)	(2,470)	(801)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	(10,432)	17,960
Unrealized Gain (Loss) from Appreciation (Depreciation) on Investments	220,495	157,010
Net Realized and Unrealized Gain (Loss) on Investments	210,063	174,970

Net Increase (Decrease) in Net Assets from Operations	$207,593	$174,169

The accompanying notes are an integral part of the financial statements.

The Value Trend Funds

Statement of Changes in Net Assets
Value Trend Links & Large Cap Funds			December 31, 1999 (unaudited)

	Value Trend Links		Value Trend Large Cap
	07/01/99 to 12/31/99	01/01/99 to 06/30/99	07/01/99 to 12/31/99	01/01/99 to 06/30/99
From Operations:
Net Investment Income	$ (2,470)	$ (368)	$ (801)	$ (259)
Net Realized Gain (Loss) on Investments	(10,432)	(10,418)	17,960	(9,859)
Net Unrealized Appreciation (Depreciation)	220,495	40,866	157,010	34,800
Increase (Decrease) in Net Assets from Operations	207,593	30,080	174,169	24,682

Distributions to shareholders:
Net Investment Income	-	-	-	-
Net Realized Gain (Loss) from Security Transactions		-	-	-
Change in net assets from distributions	-	-	-	-

From Capital Share Transactions:
Proceeds from sale of shares	262,972	356,317	216,796	236,103
Dividend reinvestment	-	-	-	-
Cost of shares redeemed	(19,878)	(1,897)	(14,403)	-
Change in net assets from capital transactions	243,094	354,420	202,393	236,103
Change in net assets	450,687	384,500	376,562	260,785

Net Assets:
Beginning of period	434,500	50,000	310,785	50,000
End of period (including accumulated undistributed
net investment income of $0)	$ 885,187	$ 434,500	$ 687,347	$ 310,785

Share Transactions:
Issued	22,135	34,864	17,768	23,335
Reinvested	-	-	-	-
Redeemed	(1,688)	(174)	(1,107)	-
Net increase (decrease) in shares	20,447	34,690	16,661	23,335
Shares outstanding beginning of period	39,690	5,000	28,335	5,000
Shares outstanding end of period	60,137	39,690	44,996	28,335

The accompanying notes are an integral part of the financial statements.

The Value Trend Funds

Financial Highlights
Value Trend Links Fund (unaudited)
Selected data for a share of capital stock outstanding throughout the period indicated

	07/01/99 to 12/31/99	01/01/99 to 06/30/99
Net Asset Value -
Beginning of Period	$ 10.95	$ 10.00
Net Investment Income	(0.04)	(0.01)
Net Gains or Losses on Securities
(realized and unrealized)	3.81	0.96
Total from Investment Operations	3.77	0.95
Distributions	-	-
Net Asset Value -
End of Period	$ 14.72	$ 10.95

Total Return	34.43%	9.50%

Ratios/Supplemental Data:
Net Assets at end of period (thousands)	885	435
Ratio of expenses to average net assets *	1.34%	1.43%
Ratio of net income to average net assets *	-0.87%	-0.25%
Portfolio turnover rate *	93.05%	76.49%

Financial Highlights
Value Trend Large Cap Fund (unaudited)
Selected data for a share of capital stock outstanding throughout the period indicated

	07/01/99 to 12/31/99	01/01/99 to 06/30/99
Net Asset Value -
Beginning of Period	$ 10.97	$ 10.00
Net Investment Income	(0.02)	(0.01)
Net Gains or Losses on Securities
(realized and unrealized)	4.33	0.98
Total from Investment Operations	4.31	0.97
Distributions	-	-
Net Asset Value -
End of Period	$ 15.28	$ 10.97

Total Return	39.29%	9.70%

Ratios/Supplemental Data:
Net Assets at end of period (thousands)	687	311
Ratio of expenses to average net assets *	1.24%	1.33%
Ratio of net income to average net assets *	-0.38%	-0.23%
Portfolio turnover rate *	45.47%	57.25%

* Annualized

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

VALUE TREND FUNDS
DECEMBER 31, 1999 (UNAUDITED)

1.) Significant Accounting Policies

Value Trend Funds (the "Trust") is registered under the Investment Company Act of 1940 with two separately managed non-diversified, no-load portfolios (each a "Fund" and collectively, the "Funds). The Trust is organized as a Massachusetts business trust on September 14, 1998. The two separate Funds are the Large Cap Fund and the Links Fund. Each Fund’s investment objective is long-term growth of capital. The Large Cap Fund seeks to achieve its objective by investing substantially all of its assets in common stocks of well-established, high quality U.S. Companies. The Links Fund seeks to achieve its objective by investing primarily in common stocks of companies which are associated with the golfing industry. Significant accounting policies of the Funds are presented below:

Security Valuation

Both Funds intend to invest in a wide variety of equity and debt securities. The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

SECURITY TRANSACTION TIMING

Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Both Funds use the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Income Taxes

It is both Funds’ policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is both Funds’ policy to distribute annually, after the end of the calendar year, any remaining net investment income and net realized capital gains.

ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.) Investment Advisory Agreement

The Trust has entered into an investment advisory and administration agreement with Value Trend Capital Management, LP. The Investment Advisor receives from the Value Trend Links Fund as compensation for its services to that Fund an annual fee of 1.35%. The Investment Advisor also receives from the Value Trend Large Cap Fund as compensation for its services to that Fund an annual fee of 1.25%. For the six ending December 31, 1999 the Advisor earned $3,787 in management fees for the Value Trend Links Fund and the Advisor earned $2,650 in management fees for the Value Trend Large Cap Fund. The advisor pays all fund expenses.

3.) Related Party Transactions

Certain owners of Value Trend Capital Management, LP are also owners and/or directors of the Value Trend Funds. These individuals may receive benefits from any management fees paid to the Advisor. Value Trend Capital Management, LP serves as distributor and administrator of the Funds. No compensation is received for these services.

4.) Capital Stock And Distribution

At December 31, 1999, an indefinite number of shares of capital stock without, par value, were authorized, and paid-in capital amounted to $647,514 for the Value Trend Links Fund $488,496 for the Value Trend Large Cap Fund.

5.) Purchases and Sales of Securities

The table below displays information describing purchases and sales of investment securities, excluding short-term investments made during the six months ending December 31, 1999.

	Value Trend Links Fund	Value Trend Large Cap Fund
Purchases	$506,894	$287,805
Sales	267,495	99,618

6.) Securities Transactions

For Federal income tax purposes, the cost of investments owned at December 31, 1999 was the same as identified cost.

At December 31, 1999, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

	Value Trend Links Fund	Value Trend Large Cap Fund
Appreciation	$277,695	$201,093
(Depreciation)	(16,334)	(9,283)
Net Appreciation (Depreciation)	261,361	191,810

Board of Trustees
Thomas H. Addis III
George Cossolias, CPA
Bradley J. DeHaven
Jeffrey R. Provence
Ross C. Provence

Investment Adviser
Value Trend Capital Management, LP
411 West Madison Avenue
El Cajon, CA 92020

Dividend Paying Agent,
Shareholders’ Servicing Agent, Transfer Agent
Mutual Shareholder Services
1301 E. 9th St., Suite 1005
Cleveland, Ohio 44114

Custodian
Fifth Third Bank
Mutual Fund Services
38 Fountain Square Plaza
MD 1090E5
Cincinnati, Ohio 45263

Independent Auditors
McCurdy & Associates CPA’s, Inc.
27955 Clemens Rd
Westlake, Ohio 44145